[DESCRIPTION]FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 1998


                 INTERNATIONAL META SYSTEMS, INC.
      (Exact name of registrant as specified in its charter)


   Delaware                    000-17945                33-0146747
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)         Identification No.)
incorporation
or organization)

                7718 Wood Hollow Drive, Suite 150
                       Austin, Texas 78731
             (Address of principal executive office)

            Issuer's telephone number:    512-795-8825

Item 5         Other Events

     International Meta Systems, Inc. (the "Company"), is filing herewith the Monthly Operating Report of Debtor-in-Possession for the Period ended March 31, 1998, that the Company filed with the United States Bankruptcy for the Western District of Texas, Austin Division, on April 25, 1998, in connection with the Company's ongoing proceeding under chapter 11 of the U.S. Bankruptcy Code (Case No. 98-10782FM).

Item 7         Financial Statements and Exhibits

(c)  Exhibits

99.1 Monthly Operating Report

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL META SYSTEMS, INC.


Date:                                /s/ Lee Hoevel
     ---------------               --------------------------------------
                              Lee Hoevel, President
                                2